UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 5, 2007
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Section 5. Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 5, 2007, the following events occurred. David A. DeLorenzo was elected as the President and Chief Executive Officer of Dole Food Company, Inc. (“Dole” or the “Company”). Richard J. Dahl, currently President and Chief Operating Officer and a member of the Board of Directors of the Company, resigned as an officer and director of the Company to pursue personal business interests. David H. Murdock, the owner of the Company, previously acted as Chairman and Chief Executive Officer and will remain Chairman of the Board.
Mr. DeLorenzo, 60, joined Dole in 1970. He was President of Dole Fresh Fruit Company from September 1986 to June 1992, President of Dole Food Company from July 1990 to March 1996, President of Dole Food Company-International from September 1993 to March 1996, President and Chief Operating Officer of Dole from March 1996 to February 2001, and Vice Chairman of Dole from February 2001 through December 2001, at which time Mr. DeLorenzo became a consultant for Dole under contract for the period from January 2002 through January 2007. He has been a director of Dole for more than five years. Mr. DeLorenzo was Chairman of the Audit Committee of Dole’s Board of Directors until his selection as President and Chief Executive Officer on June 5, 2007. Edward C. Roohan, a member of the Audit Committee, has been elected as its new Chairman. The Board of Directors determined, after considering Mr. Roohan’s relevant experience, that Mr. Roohan is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Additional information concerning Messrs. DeLorenzo and Roohan is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006.
Section 8. Other Events
Item 8.01. Other Events
On June 5, 2007, Dole Food Company, Inc. issued a press release concerning the events described in the first paragraph of Item 5.02 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Section 9. Financial Statement and Exhibits
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits:

99.1	Press release concerning changes in executive officers and directors of Dole Food Company, Inc.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc. Registrant
June 6, 2007	By:	/s/ C. Michael Carter
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Press release concerning changes in executive officers and directors of Dole Food Company, Inc.

*	Filed herewith

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